EXECUTIVE EMPLOYMENT AGREEMENT


         This Executive Employment Agreement ("Agreement"), including the attached Exhibits "A" and "B", is entered into by and between Halliburton Company, a Delaware corporation having offices at 3600 Lincoln Plaza, 500 N. Akard Street, Dallas, Texas 75201-3391 ("Employer"), and William E. Bradford, an individual currently residing at 3835 Potomac, Dallas, Texas 75205 ("Employee"), to be effective on the later of the date of execution of this Agreement by the parties hereto or the effective date of the merger between Halliburton N.C., Inc. and Dresser Industries, Inc. (the "Merger") pursuant to the terms of that certain Agreement and Plan of Merger (the "Merger Agreement") by and among Employer, Halliburton N.C., Inc. and Dresser Industries, Inc. ("Dresser") dated February 25, 1998 (the "Effective Date").

                                   WITNESSETH:

         WHEREAS, Employer is desirous of employing Employee pursuant to the terms and conditions and for the consideration set forth in this Agreement, and Employee is desirous of entering the employ of Employer pursuant to such terms and conditions and for such consideration.

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and obligations contained herein, Employer and Employee agree as follows:

ARTICLE 1:                 EMPLOYMENT AND DUTIES

1.1 Employer agrees to employ Employee, and Employee agrees to be employed by Employer, beginning as of the Effective Date and continuing until January 31, 2000 (the "Term"), subject to the terms and conditions of this Agreement.

1.2 Beginning on the Effective Date, Employee shall be employed as Chairman of the Board of Directors of Employer. Employee agrees to serve in the assigned position and to perform diligently and to the best of Employee's abilities the duties and services appertaining to such position as determined by Employer, as well as such additional or different duties and services appropriate to such position which Employee from time to time may be reasonably directed to perform by Employer. As of the Effective Date, Employee shall be elected as a member of Employer's Board of Directors. Employee shall at all times comply with and be subject to such policies and procedures as Employer may establish from time to time, including, without limitation, the Halliburton Company Code of Business Conduct.

1.3 Employee shall, during the period of Employee's employment by Employer, devote Employee's full business time, energy, and best efforts to the business and affairs of Employer. Employee may not engage, directly or indirectly, in any other business, investment, or activity that interferes with Employee's performance of Employee's duties hereunder, is contrary to the interests of Employer, or requires any significant portion of Employee's business time. The foregoing notwithstanding, the parties recognize and agree that Employee may engage in passive personal investments and other business activities which do not conflict with the business and affairs of the Employer or interfere with Employee's performance of his duties hereunder. In that regard, Employee may serve on the board of directors of up to three unaffiliated corporations of his choice, so long as service on any such board simultaneously with his service on Employer's Board of Directors does not constitute a violation of federal statutory provisions, or related rules and regulations, pertaining to interlocking directorships and the meeting times of such boards of directors do not conflict with the meeting times of Employer's Board of Directors. Except as provided in the preceding sentence, Employee may not serve on the board of directors of any entity other than the Employer during the Term without the approval of the Audit Committee of the Employer's Board of Directors in accordance with the Employer's policies and procedures regarding such service, which approval will not be unreasonably withheld. Employee shall be permitted to retain any compensation received for such service on other corporations' boards of directors.

1.4 Employee acknowledges and agrees that Employee owes a fiduciary duty of loyalty, fidelity and allegiance to act at all times in the best interests of the Employer and to do no act which would intentionally injure Employer's business, its interests, or its reputation. It is agreed that any direct or indirect interest in, connection with, or benefit from any outside activities, particularly commercial activities, which interest might in any way adversely affect Employer, or any of its affiliates, involves a possible conflict of interest. In keeping with Employee's fiduciary duties to Employer, Employee agrees that Employee shall not knowingly become involved in a conflict of interest with Employer, or its affiliates, or upon discovery thereof, allow such a conflict to continue. Moreover, Employee agrees that Employee shall disclose to the Audit Committee of the Employer's Board of Directors any facts which might involve a possible conflict of interest.

1.5 Effective as of the Effective Date, Employer and Employee shall enter into an Indemnification Agreement containing the terms and conditions set forth in Exhibit A attached to, and forming a part of, this Agreement.

ARTICLE 2:                 COMPENSATION AND BENEFITS

2.1 Employee's base salary during the Term shall be payable at the rate of not less than $925,000.00 per annum which shall be paid in accordance with the Employer's standard payroll practice for its executives. Employee's base salary may be increased from time to time during the Term in a manner similar to that used to establish the base salary of other members of the Executive Committee of Employer, with the approval of the Compensation Committee of Employer's Board of Directors. Such

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


         increased base salary shall become the minimum base salary under this Agreement and may not be decreased during the Term.

2.2 Employee shall be entitled to receive the bonus earned under the Dresser 1998 Executive Incentive Compensation Plan (the "Dresser EVA Plan") for its fiscal year ended October 31, 1998, based upon the actual level of attainment of Dresser's established performance targets for the period ended October 31, 1998 or, if the actual level of performance cannot be determined, a reasonable estimate thereof, provided he remains employed by the Employer during the entirety of such period. Such bonus shall be payable by Dresser in a single lump sum payment as soon as practicable following October 31, 1998. For the period November 1, 1998 through December 31, 1998, Employee shall be entitled to a bonus in an amount determined as follows: (i) Employee's base salary shall be multiplied by the same percentage of base salary as used in the calculation of Employee's bonus earned under the Dresser EVA Plan for the period ended October 31, 1998 and (ii) the product thereof shall be multiplied by two-twelfths (2/12). Beginning January 1, 1999 and for the remainder of the Term, Employee shall participate in Employer's Annual Performance Pay Plan, or any successor annual incentive plan approved by the Compensation Committee of Employer's Board of Directors (the "CVA Plan"); provided, however, that if the bonus amount earned by Employee for any plan year during the Term is less than the average of bonus amounts earned by Employee under the Dresser EVA Plan or the predecessor annual incentive plan for the fiscal years ended October 31, 1997 and 1998 (the "Average Dresser Bonus"), Employer shall pay to Employee an additional cash bonus equal to the difference. For plan year 2000, the CVA Plan bonus earned shall be prorated through the last day of the Term and the Average Dresser Bonus shall likewise be prorated through such period for the purpose of determining whether or not an additional bonus is payable.

2.3 During the Term, Employee shall participate in the Halliburton Company 1993 Stock and Long-Term Incentive Plan, or any successor stock-related plan adopted by Employer's Board of Directors, in the same grant cycle for awards under such plan as the other members of Employer's Executive Committee.

2.4. Employer shall, as of the effective time of the Merger, adopt Dresser's Supplemental Executive Retirement Plan, with such amendments thereto as may be necessary or appropriate to reflect the Merger and the applicable provisions of Section 7.09 of the Merger Agreement, and Employee shall continue to participate in such plan in accordance with its terms, as such may be revised.

2.5 From and after the Effective Date, Employer shall pay, or reimburse Employee, for all ordinary, reasonable and necessary expenses which Employee incurs in performing his duties under this Agreement including, but not limited to, travel, entertainment, professional dues

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


         and subscriptions, and all dues, fees and expenses associated with membership in various professional, business and civic associations and societies of which Employee's participation is in the best interest of Employer.

2.6 While employed by Employer, Employee shall be allowed to participate, on the same basis generally as other executive employees of Employer, in all general employee benefit plans and programs, including improvements or modifications of the same, which on the Effective Date or thereafter are made available by Employer to all or substantially all of Employer's executive employees. Such benefits, plans, and programs may include, without limitation, medical, health, and dental care, life insurance, disability protection, and qualified and non-qualified retirement plans. Except as specifically provided herein, nothing in this Agreement is to be construed or interpreted to increase or alter in any way the rights, participation, coverage, or benefits under such benefit plans or programs than provided to executive employees pursuant to the terms and conditions of such benefit plans and programs.

2.7      Except for the programs  and/or plans provided in Sections 2.1, 2.2 and
         2.9 herein, Employer shall not by reason of this Article 2 be obligated to institute, maintain, or refrain from changing, amending, or discontinuing, any incentive compensation or employee benefit program or plan, so long as such actions are similarly applicable to covered employees generally.

2.8 Employer may withhold from any compensation, benefits, or amounts payable under this Agreement all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.

2.9 Employer has assumed certain obligations with respect to certain plans and programs of Dresser pursuant to Section 7.09 of the Merger Agreement. With respect to Employee, such plans and programs include the following:

         a. Exhibit B hereto sets forth the Dresser stock options and tandem restricted shares held by Employee as of May 12, 1998. Employer acknowledges its obligations to assume the Dresser stock options and the Dresser stock plans as, and to the extent provided, under Section 7.09 of the Merger Agreement and to issue upon exercise of outstanding stock options shares of Employer common stock on a one-to-one ratio (adjusted pursuant to Section 3.01(a) of the Merger Agreement, if applicable) in accordance with the terms of the Dresser stock plans and the underlying stock option agreements. As of the Effective Date, Employee shall continue to be entitled to all his stock option and tandem restricted share rights under outstanding stock options held by Employee prior to the Effective Date.


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


         b.       Employee  has  93,374   stock  units  in  Dresser's   Deferred
                  Compensation Plan, and Employer hereby recognizes its obligation to perform and pay out such compensation pursuant to the terms of such plan.

         c. Employee is a participant in Dresser's Performance Stock Unit Program for the four (4) year cycles FY 1994 - 1997 and FY 1996 - 1999. Employer hereby recognizes its obligation to pay and perform under such plan pursuant to its terms with such reasonable estimates of the earnings and equity of Dresser for the latter cycle as may be necessitated by the Merger. Employer recognizes that the performance target for the FY 1996-1999 cycle of such plan is average Return on Equity of 15% or greater.

         d.       Employee  is   a  participant  in  Dresser's   Executive  Life
                  Insurance Program. Employer acknowledges its obligations to maintain such program for the benefit of Employee.

         e. Employee is a participant in Dresser's Supplemental Executive Retirement Plan. Employer hereby acknowledges its obligations under Section 2.4 hereof and its obligations under Section
                  7.09 of the Merger Agreement to maintain such plan with respect to Employee with the offset under such plan to take into account any employer provided retirement benefits under any plans or programs of Employer or any of its subsidiaries.

         f. Employee is a participant in Dresser's Retirement Saving Plan and as such receives "pension equalizer" contributions under such plan. Employer hereby acknowledges its obligations to Employee to maintain such "pension equalizer" contributions to such plan, the related nonqualified savings plan or a successor plan that will provide at least the same level of benefits as the "pension equalizer" arrangement after taking into account any retirement benefits provided to Employee by any plans or programs of the Employer or any of its subsidiaries.

         g. Employee is eligible for Dresser's Retiree Medical Benefit Plan and Employer hereby acknowledges its obligations to maintain such plan for the benefit of Employee, except to the extent that any modifications thereto are consistent with changes in the medical plans provided by Employer and its subsidiaries for similarly situated active employees.

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


2.10 Employee shall be eligible to participate in the Halliburton Elective Deferral Plan of Employer.

ARTICLE 3: TERMINATION PRIOR TO EXPIRATION OF TERM AND EFFECTS OF SUCH TERMINATION:

3.1 Employee's employment with Employer shall be terminated (i) upon the death of Employee, (ii) upon Employee's permanent disability (permanent disability being defined as Employee's physical or mental incapacity to perform his usual duties as an employee with such condition likely to remain continuously and permanently); provided, however, that in the event of such permanent disability, Employee's employment and full compensation and benefits shall be continued hereunder until the end of the Term, with Employee's compensation during such period being reduced by any Employer-financed disability benefits, (iii) at any time during the Term by Employer upon notice to Employee or by Employee upon sixty
         (60) days' notice to Employer for any or no reason.

3.2 If Employee's employment is terminated by reason of a "Voluntary Termination" (as hereinafter defined), the death of Employee, permanent disability of Employee (as defined in Section 3.1) or by the Employer for "Cause" (as hereinafter defined), all future compensation to which Employee is otherwise entitled and all future benefits for which
         Employee is eligible shall cease and terminate as of the date of termination, except as specifically provided in this Section 3.2 and in
         Section 3.1(ii). Employee, or his estate in the case of Employee's death, shall be entitled to pro rata base salary through the date of such termination and shall be entitled to any individual bonuses or individual incentive compensation not yet paid but payable under Employer's plans for years prior to the year of Employee's termination of employment, but shall not be entitled to any bonus or incentive compensation for the year in which Employee's employment is terminated or any other payments or benefits by or on behalf of Employer except for those which may be payable pursuant to the terms of Dresser's or Employer's employee benefit plans (as hereinafter defined), stock, stock option, incentive compensation or deferred compensation plans or the applicable agreements underlying such plans. For purposes of this
         Section 3.2, a "Voluntary Termination" of the employment relationship by Employee prior to expiration of the Term shall be a termination of employment in the sole discretion of and at the election of Employee, other than (i) a termination of Employee's employment because of a material breach by Employer of any material provision of this Agreement which remains uncorrected for thirty (30) days following written notice of such breach by Employee to Employer or (ii) a termination of Employee's employment within six (6) months of a material reduction in Employee's rank or responsibility with Employer. For purposes of this
         Section 3.2, the term "Cause" shall mean any of (i) Employee's gross negligence or willful misconduct in the performance of the duties and services required of Employee pursuant to this Agreement; (ii) Employee's final conviction of a felony; or (iii) Employee's material breach of any material provision of this Agreement which remains uncorrected for thirty (30) days following written notice to Employee by Employer of such breach.


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


  3.3 If Employee's employment is terminated for any reason other than as described in the first sentence of Section 3.2 above during the Term, Employee shall nevertheless continue to receive his full compensation (base salary and bonus) and benefits under this Agreement for the duration of the Term. The amounts paid pursuant to this Section 3.3 to Employee shall be in consideration of Employee's continuing obligations hereunder after such termination (including, without limitation, Employee's non-competition obligations). Employee shall not be under any duty or obligation to seek or accept other employment following a termination of employment pursuant to which payments under this Section 3.3 are owing and the amounts due Employee pursuant to this Section 3.3 shall not be reduced or suspended if Employee accepts subsequent employment or earns any amounts as a self-employed individual. If Employee should die while receiving compensation and benefits pursuant to this Section 3.3, such compensation and benefits shall be prorated through the date of his death and paid to his estate, but all future compensation and benefits shall cease and terminate as of the date of Employee's death except for those which may be payable pursuant to the terms of Dresser's or Employer's employee benefit plans (as hereinafter defined), stock, stock option, incentive compensation or deferred compensation plans or the applicable agreements underlying such plans. Employee's rights under this Section 3.3 are Employee's sole and exclusive rights against the Employer or its affiliates and the Employer's sole and exclusive liability to Employee under this Agreement, in contract, tort or otherwise, for the termination of his employment relationship with Employer. Employee covenants not to sue or lodge any claim, demand or cause of action against Employer based upon Employee's termination of employment for any monies other than those specified in this Section
          3.3. If Employee breaches this covenant, Employer shall be entitled to recover from Employee all sums expended by Employer (including costs and attorneys' fees), in connection with such suit, claim, demand or cause of action. Nothing contained in this Section 3.3 shall be construed to be a waiver by Employee of any benefits accrued for or due Employee under any employee benefit plan (as such term is defined in the Employees' Retirement Income Security Act of 1974, as amended) or any of the benefits, plans or programs provided for in Section 2.09 hereof maintained by Dresser or Employer except that Employee shall not be entitled to any severance benefits pursuant to any severance plan or program of Employer.


  3.4 It is expressly acknowledged and agreed that the decision as to whether "Cause" exists for termination of the employment relationship by the Employer and whether and as of what date Employee has become permanently disabled is delegated to the Board of Directors of Employer for determination. If Employee disagrees with the decision reached by Employer, the dispute will be limited to whether the Board of Directors of Employer reached this decision in good faith.

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


  3.5 Termination of the employment relationship does not terminate those obligations imposed by this Agreement which are continuing obligations, including, without limitation, Employee's obligations under Articles 4 and 5.

  ARTICLE 4: OWNERSHIP AND PROTECTION OF INTELLECTUAL PROPERTY AND CONFIDENTIAL INFORMATION

  4.1 All information, ideas, concepts, improvements, discoveries, and inventions, whether patentable or not, which are conceived, made, developed or acquired by Employee, individually or in conjunction with others, during Employee's employment by Employer (whether during business hours or otherwise and whether on Employer's premises or otherwise) which relate to Employer's business, products or services (including, without limitation, all such information relating to corporate opportunities, research, financial and sales data, pricing and trading terms, evaluations, opinions, interpretations, acquisition prospects, the identity of customers or their requirements, the identity of key contacts within the customer's organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names, and marks), and all writings or materials of any type embodying any of such items, shall be disclosed to Employer and are and shall be the sole and exclusive property of Employer.

  4.2 Employee acknowledges that the businesses of Employer and its affiliates are highly competitive and that their strategies, methods, books, records, and documents, their technical information concerning their products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning their customers and business affiliates, all comprise confidential business information and trade secrets which are valuable, special, and unique assets which Employer, or its affiliates use in their business to obtain a competitive advantage over their competitors. Employee further acknowledges that protection of such confidential business information and trade secrets against unauthorized disclosure and use is of critical importance to Employer and its affiliates in maintaining their competitive position. Employee hereby agrees that Employee will not, at any time during or after his employment by Employer, make any unauthorized disclosure of any confidential business information or trade secrets of Employer, or its affiliates, or make any use thereof, except in the carrying out of his employment responsibilities hereunder. The above notwithstanding, a disclosure shall not be unauthorized if (i) it is required by law or by a court of competent jurisdiction or (ii) it is in connection with any judicial or other

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


          legal proceeding in which Employee's legal rights and obligations as an employee or under this Agreement are at issue; provided, however, that Employee shall, to the extent practicable and lawful in any such events, give prior notice to Employer of his intent to disclose any such confidential business information in such context so as to allow Employer an opportunity (which Employee will not oppose) to obtain such protective orders or similar relief with respect thereto as it may deem appropriate.

  4.3 All written materials, records, and other documents made by, or coming into the possession of, Employee during the period of Employee's employment by Employer which contain or disclose confidential business information or trade secrets of Employer, or its affiliates shall be and remain the property of Employer, or its affiliates, as the case may be. Upon termination of Employee's employment by Employer, for any reason, Employee promptly shall deliver the same, and all copies thereof, to Employer.

  ARTICLE 5:                POST-EMPLOYMENT AND NON-COMPETITION OBLIGATIONS

  5.1 As part of the consideration for the compensation and benefits to be paid to Employee hereunder, and as an additional incentive for Employer to enter into this Agreement, Employer and Employee agree to the non-competition provisions of this Article 5. Employee agrees that during the period of Employee's non-competition obligations hereunder, Employee will not, directly or indirectly for Employee or for others, in any geographic area or market where Employer or any of their affiliated companies are conducting any business (other than de minimis business operations) as of the date of termination of the employment relationship or have during the previous twelve (12) months conducted any business (other than de minimis business operations):

          (i) engage in any business directly competitive with any business (other than de minimis business operations) conducted by Employer or any of Employer's affiliates:

          (ii) render advice or services to, or otherwise assist, any other person, association, or entity who is engaged, directly or indirectly, in any business directly competitive with any business (other than de minimis business operations) conducted by Employer or any of Employer's affiliates; or

          (iii) induce any employee of Employer or any of its affiliates (other than Employee's personal secretary or administrative assistant) to terminate his employment with Employer, or its affiliates, or hire or assist in the hiring of any such induced employee by any person, association, or entity not affiliated with Employer.


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


          These non-competition obligations shall extend until one (1) year after termination of the employment relationship between Employer and Employee. The above notwithstanding, nothing in this Section 5.1 shall prohibit Employee from engaging in or being employed by any entity that engages in the provision of management consulting or other consulting services to third parties, even where such entity on occasion renders advice or services to, or otherwise assists, any other person, association, or entity who is engaged, directly or indirectly, in any business directly competitive with any business conducted by Employer or any of Employer's affiliates, so long as Employee does not personally, directly or indirectly (i) participate in rendering such advice, services or assistance to any such competing person, association or entity, (ii) provide any information or other assistance to any other person employed by Employee or by any such consulting entity for use, directly or indirectly, in rendering such assistance to any competing person, association or entity or (iii) engage in any conduct which would be violative of the provisions of
          Article 4 hereof.


  5.2 Employee understands that the foregoing restrictions may limit his ability to engage in certain businesses anywhere in the world during the period provided for above, but acknowledges that Employee will receive sufficiently high remuneration and other benefits under this Agreement to justify such restriction. Employee acknowledges that money damages would not be sufficient remedy for any breach of this
          Article 5 by Employee, and agrees that Employer, on its own behalf or on behalf of any of its affiliates, shall be entitled to specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of this Article 5, but shall be in addition to all remedies available at law or in equity to Employer, including, without limitation, the recovery of damages from Employee and his agents involved in such breach.

  5.3 It is expressly understood and agreed that Employer and Employee consider the restrictions contained in this Article 5 to be reasonable and necessary to protect the proprietary information and/or goodwill of Employer and its affiliates. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such courts so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

  ARTICLE 6:                MISCELLANEOUS

  6.1 For purposes of this Agreement, (i) the terms "affiliates" or affiliated" means an entity who directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Employer or in which Employer has a 50% or more equity interest, and (ii) any action or omission permitted to be taken or omitted by Employer hereunder shall only be taken or omitted by Employer upon the express authority of the Board of Directors of Employer or of any Committee of the Board to which authority over such matters may have been delegated.

  6.2 For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when received by or tendered to Employee or Employer, as applicable, by prepaid courier or by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                   If  to  Employer,   Halliburton   Company  at  its  corporate
                   headquarters to the attention of the General Counsel of Halliburton Company.

                   If to Employee, to his last known personal residence.

  6.3 This Agreement shall be governed in all respects by the laws of the State of Texas, without regard to any conflict-of-law rule or principle, unless preempted by federal law, in which case federal law shall govern.

  6.4 No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

  6.5 It is a desire and intent of the parties that the terms, provisions, covenants, and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant, or remedy of this Agreement or the application thereof to any person, association, or entity or circumstances shall, to any extent, be construed to be invalid or unenforceable in whole or in part, then such term, provision, covenant, or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement or the application thereof to any person, association, or entity or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

  6.6 This Agreement shall be binding upon and inure to the benefit of Employer and any other person, association, or entity which may hereafter acquire or succeed to all or substantially all of the business or assets of Employer by any means whether direct or indirect, by purchase, merger, consolidation, or otherwise. Employee's rights and obligations under this Agreement are personal and such rights, benefits, and obligations of Employee shall not be voluntarily or involuntarily assigned, alienated, or transferred, whether by operation of law or otherwise, without the prior written consent of Employer, other than in the case of death or incompetence of Employee.

  6.7 This Agreement replaces and merges any previous agreements and discussions pertaining to the subject matter covered herein. Further, this Agreement specifically replaces and terminates that certain Employee Severance Agreement between Employee and Dresser dated February 25, 1998. This Agreement constitutes the entire agreement of the parties with regard to such subject matter, and contains all of the covenants, promises, representations, warranties, and agreements between the parties with respect to such subject matter. Each party to this Agreement acknowledges that no representation, inducement, promise, or agreement, oral or written, has been made by either party with respect to such subject matter, which is not embodied herein, and that no agreement, statement, or promise relating to the employment of Employee by Employer that is not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing and signed by each party whose rights hereunder are affected thereby, provided that any such modification must be authorized or approved by the Board of Directors of Employer.


          IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement at Dallas, Texas in multiple originals to be effective on the Effective Date.

                                       HALLIBURTON COMPANY


                                       By: /s/ Richard B. Cheney
                                           -----------------------------
                                               Richard B. Cheney
                                               Chairman of the Board and
                                               Chief Executive Officer



                                       EMPLOYEE


                                       By: /s/ William E. Bradford
                                           -----------------------------
                                       Name:   William E. Bradford

  Date:  13 May 1998

                                  Exhibit A To
                         Executive Employment Agreement
                     By and Between William E. Bradford and
                               Halliburton Company



                            INDEMNIFICATION AGREEMENT


          THIS AGREEMENT is made this day of , 1998, by and between Halliburton Company, a Delaware corporation, (the "Company") and William E. Bradford (the "Indemnitee").

  A. The Indemnitee has been requested to serve, or is presently serving, as a Director and/or an officer of the Company. The Company desires the Indemnitee to serve or to continue to serve in such capacity. The Company believes that the Indemnitee's undertaking or continued undertaking of such responsibilities is important to the Company and that the protection afforded by this Agreement will enhance the Indemnitee's ability to discharge such responsibilities under existing circumstances. The Indemnitee is willing, subject to certain conditions including, without limitation, the execution and performance of this Agreement by the Company and the Company's agreement to provide the Indemnitee at all times the broadest and most favorable (to Indemnitee) indemnification permitted by applicable law (whether by legislative action or judicial decision), to serve or to continue to serve in that capacity.

  B. In addition to the indemnification to which the Indemnitee is entitled under the Restated Certificate of Incorporation of the Company (the "Charter") or the By-laws, as amended, of the Company (the "By-laws"), the Company has purchased and currently maintains insurance protecting its officers and directors and certain other persons (including the Indemnitee) against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties ("D&O Insurance").

          NOW, THEREFORE, for and in consideration of the premises, the mutual promises hereinafter set forth, the reliance of the Indemnitee hereon in continuing to serve the Company in his present capacity and in undertaking to serve the Company in any additional capacity or capacities, the Company and the Indemnitee agree as follows:

  1. Indemnification - General. The Company shall indemnify and advance Expenses (as hereinafter defined) to Indemnitee to the fullest extent, and only to the extent, permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

          Although there can be no assurance as to the continuation or renewal of the D&O Insurance or that any such D&O Insurance will provide coverage for losses to which the Indemnitee may be exposed, the Company will use commercially reasonable efforts, taking into consideration availability of D&O Insurance in the marketplace, to continue D&O Insurance in effect at current levels for the duration of Indemnitee's service and for six (6) years thereafter.

  2. Proceedings Other than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this Section 2 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to, or otherwise incurs Expenses in connection with, any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this
          Section 2, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

  3. Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this Section 3, if, by reason of his Corporate Status, he is, or is threatened to be made, a party to, or otherwise incurs Expenses in connection with, any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this
          Section 3, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. Notwithstanding the forgoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company despite such adjudication of liability, if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine.

  4. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For the purposes of this Section 4 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

  5. Contribution. In the event that the indemnity contained in Sections 2, 3 or 4 of this Agreement is unavailable or insufficient to hold Indemnitee harmless in a Proceeding described therein, then in accordance with the non-exclusivity provisions of the Delaware General Corporation Law and the Charter and By-laws, and separate from and in addition to, the indemnity provided elsewhere herein, the Company shall contribute to Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such Proceeding or any claim, issue or matter therein, in such proportion as appropriately reflects the relative benefits received by, and fault of, the Company on the one hand and Indemnitee on the other in the acts, transactions or matters to which the Proceeding relates and other equitable considerations.

  6.      Procedure for Determination of Entitlement to Indemnification

          (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The determination of Indemnitee's entitlement to indemnification shall be made not later than 90 days after receipt by the Company of the written request for indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

          (b) Indemnitee's entitlement to indemnification under any of Sections 2, 3, 4 and 5 of this Agreement shall be determined in the specific case: (i) by the Board of Directors by a majority vote of a quorum of the Board consisting of Disinterested Directors

               (as hereinafter defined); (ii) by Independent Counsel (as hereinafter defined), in a written opinion if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs; or (iii) by the stockholders of the Company. If, with regard to Section 5 of this Agreement, such a determination is not permitted by law or if a quorum of Disinterested Directors so directs, such determination shall be made by the Chancery Court of the State of Delaware or the court in which the Proceeding giving rise to the claim for indemnification is brought.

          (c) In the event that the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
               Section 6(b) of this Agreement, the Independent Counsel shall be selected as provided in this Section 6(c). The Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. Indemnitee may, within 7 days after receipt of such written notice of selection shall have been given, deliver to the Company a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 13 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected shall be disqualified from acting as such. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) of this Agreement, no Independent Counsel shall have been selected, or if selected shall have been objected to, in accordance with this
               Section 6(c), either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware for the appointment as Independent Counsel of a person selected by such court or by such other person as such court shall designate, and the person so appointed shall act as Independent Counsel under Section 6(b) of this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in whic h such Independent Counsel was selected or appointed.

  7. Advancement of Expenses. The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within 20 days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Indemnitee shall, and hereby undertakes to, repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses.

  8. Presumptions and Effect of Certain Proceedings. The termination of any proceeding described in any of Sections 2, 3 or 4 of this Agreement, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

  9. Term of Agreement. All agreements and obligations of the Company contained herein shall commence as of the time the Indemnitee commenced to serve as a director, officer, employee or agent of the Company (or commenced to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue for so long as Indemnitee shall so serve or shall be, or could become, subject to any possible Proceeding in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder.

  10. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission to notify the Company will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such Proceeding as to which Indemnitee notifies the Company of the commencement thereof:

          (a) The Company will be entitled to participate therein at its own expense.

          (b) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its counsel in such Proceeding but the fees and Expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, or (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and Expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

          (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding or claim effected without its written consent. The Company shall not settle any Proceeding or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

  11.     Enforcement

          (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve as a director and/or officer of the Company, and acknowledges that Indemnitee is relying upon this Agreement in serving or continuing to serve in such capacity.

          (b) In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all of Indemnitee's reasonable fees and Expenses in bringing and pursuing such action.

  12. Non-Exclusivity of Rights. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Charter, the By-laws, any agreement, a vote of stockholders or a resolution of directors, or otherwise.

  13.     Definitions.  For purposes of this Agreement:


          (a) "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

          (b)  "Disinterested   Director"  means  a  director of the Company who
               is not and was not at any time a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (c) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or Expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend or investigating a Proceeding.

          (d) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

          (e) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative.

  14. Severability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

  15.     Governing Law; Binding Effect; Amendment and Termination.

          (a) THIS AGREEMENT SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER TO THE LAWS OF ANOTHER STATE OR COUNTRY.

          (b) This Agreement shall be binding upon Indemnitee and upon the Company, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

          (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing by the parties.

          The parties have executed this Agreement as of the day and year first above written.




                                       HALLIBURTON COMPANY



                                       By:
                                          -----------------------------------
                                             Richard B. Cheney
                                             Chief Executive Officer




                                       By:
                                          -----------------------------------
                                             William E. Bradford
                                             Indemnitee

                                  AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


         This Amendment dated as of September 29, 1998 ("Amendment") amends that certain Executive Employment Agreement ("Agreement") entered into by and between Halliburton Company ("Employer") and William E. Bradford ("Employee"). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreement.

         1. Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

                  "1.1 The term of the  Agreement  is from  the  Effective  Date through January 31, 2000 (the "Term"). Employer agrees to employ Employee, and Employee agrees to be employed by Employer, subject to the terms and conditions of the Agreement; provided, however, that from the Effective Date through December 31, 1998, Employee shall remain an employee of Dresser while performing his duties hereunder."

         2. Section 2.3 of the Agreement is hereby amended by adding the following sentence to the end of such Section:

                  "As of the Effective Date, Employer shall grant to Employee under such Plan 50,000 shares of Employer's common stock subject to the restriction and other terms and conditions set forth in Exhibit C attached hereto."

         3. No amendment, change or supplement of or to the Agreement is intended hereby except for those expressly set forth herein and, as so expressly amended, changed and supplemented, such Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, Employee and Employer have duly executed this Amendment in multiple originals to be effective on the Effective Date.

                                  HALLIBURTON COMPANY


                                  By: /s/ Richard B. Cheney
                                      --------------------------------
                                          Richard B. Cheney
                                          Chairman of the Board and
                                          Chief Executive Officer


                                  EMPLOYEE


                                  /s/ William E. Bradford
                                  ------------------------------------
                                      William E. Bradford

                                  Exhibit C to
                         Executive Employment Agreement
                       By and Between William E. Bradford
                             and Halliburton Company




                           RESTRICTED STOCK AGREEMENT


         AGREEMENT  made  as  of  the  ___  day  of  _________,   1998,  between
HALLIBURTON   COMPANY,  a  Delaware  corporation (the "Company"), and William E.
Bradford ("Employee").

         1.       Award.

                  (a) Shares. Pursuant to the Halliburton Company 1993 Stock and Long-Term Incentive Plan (the "Plan"), and the Executive Employment Agreement by and between the Company and Employee, 50,000 shares (the "Restricted Shares") of the Company's common stock, par value $2.50 per share ("Stock"), shall be issued as hereinafter provided in Employee's name subject to certain restrictions thereon.

                  (b) Issuance of Restricted Shares. The Restricted Shares shall be issued upon acceptance hereof by Employee and upon satisfaction of the conditions of this Agreement.

                  (c) Plan Incorporated. Employee acknowledges receipt of a copy of the Plan, and agrees that this award of Restricted Shares shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which Plan is incorporated herein by reference as a part of this Agreement.

         2. Restricted Shares. Employee hereby accepts the Restricted Shares when issued and agrees with respect thereto as follows:

                  (a) Forfeiture Restrictions. The Restricted Shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of to the extent then subject to the Forfeiture Restrictions (as hereinafter defined), and in the event of termination of Employee's employment with the Company or employing subsidiary for any reason other than as provided in the last two sentences of subparagraph (b) of this

Paragraph 2, Employee shall, for no consideration, forfeit to the Company all Restricted Shares to the extent then subject to the Forfeiture Restrictions. The prohibition against transfer and the obligation to forfeit and surrender Restricted Shares to the Company upon termination of employment are herein referred to as "Forfeiture Restrictions." The Forfeiture Restrictions shall be binding upon and enforceable against any transferee of Restricted Shares.

                  (b) Lapse of Forfeiture Restrictions. The Forfeiture Restrictions shall lapse as to the Restricted Shares in accordance with the following schedule provided that Employee has been continuously employed by the Company from the date of this Agreement through the lapse date:

                                                  Percentage of Total
                                                  Number of Restricted Shares
                                                  as to Which Forfeiture
         Lapse Date                               Restrictions Lapse
         ----------                               ----------------------------

First Anniversary of the
  date of this Agreement                                   10%

Second Anniversary of the
  date of this Agreement                                   10%

Third Anniversary of the
  date of this Agreement                                   10%

Fourth Anniversary of the
  date of this Agreement                                   10%

Fifth Anniversary of the
  date of this Agreement                                   10%

Sixth Anniversary of the
  date of this Agreement                                   10%

Seventh Anniversary of the
  date of this Agreement                                   10%

Eighth Anniversary of the
  date of this Agreement                                   10%

Ninth Anniversary of the
  date of this Agreement                                   10%

Tenth Anniversary of the
  date of this Agreement                                   10%


Notwithstanding the foregoing, the Forfeiture Restrictions shall lapse as to all of the Restricted Shares on the earlier of (i) the occurrence of a Corporate Change (as such term is defined in the Plan), (ii) the date Employee's employment with the Company is terminated by reason of death, disability (as determined by the Company or employing subsidiary) or normal retirement on or after age sixty-five or (iii) the date on which Employee shall become entitled to the severance benefits set forth in Section 3.3 of that certain Executive Employment Agreement by and between Employee and the Company. In the event Employee's employment is terminated for any other reason, including retirement prior to age sixty-five with the approval of the Company or employing subsidiary, the Committee which administers the Plan (the "Committee") or its delegate, as appropriate, may, in the Committee's or such delegate's sole discretion, approve the lapse of Forfeiture Restrictions as to any or all Restricted Shares still subject to such restrictions, such lapse to be effective on the date of such approval or Employee's termination date, if later.

                  (c) Certificates. A certificate evidencing the Restricted Shares shall be issued by the Company in Employee's name, or at the option of the Company, in the name of a nominee of the Company, pursuant to which Employee shall have voting rights and shall be entitled to receive all dividends unless and until the Restricted Shares are forfeited pursuant to the provisions of this Agreement. The certificate shall bear a legend evidencing the nature of the Restricted Shares, and the Company may cause the certificate to be delivered upon issuance to the Secretary of the Company or to such other depository as may be designated by the Company as a depository for safekeeping until the forfeiture occurs or the Forfeiture Restrictions lapse pursuant to the terms of the Plan and this award. Upon request of the Committee or its delegate, Employee shall deliver to the Company a stock power, endorsed in blank, relating to the Restricted Shares then subject to the Forfeiture Restrictions. Upon the lapse of the Forfeiture Restrictions without forfeiture, the Company shall cause the shares upon which Forfeiture Restrictions lapsed to be credited to a book-entry account in Employee's name under the Company's direct registration system, provided that a physical stock certificate representing such shares will be issued upon request by Employee. Notwithstanding any other provisions of this Agreement, the issuance or delivery of any shares of Stock (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any shares of Stock if the issuance or delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

         3. Withholding of Tax. To the extent that the receipt of the Restricted Shares or the lapse of any Forfeiture Restrictions results in income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or shares of unrestricted Stock as the Company may require to meet its withholding obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income.

         4. Status of Stock. Employee agrees that the Restricted Shares will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Employee also agrees (i) that the certificates representing the Restricted Shares may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the Restricted Shares on the stock transfer records of the Company if such proposed transfer would be in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Restricted Shares.

         5. Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, any successor corporation or a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company or any successor corporation. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, or its delegate, as appropriate, and its determination shall be final.

         6. Committee's Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Shares.

         7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and Employee has executed this Agreement, all as of the date first above written.


                                      HALLIBURTON COMPANY



                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------



                                      ----------------------------------
                                              William E. Bradford

Please Check Appropriate Item (One of the boxes must be checked):

         +),      I do  not desire  the alternative  tax  treatment provided for
         .)-      in the Internal Revenue Code Section 83(b).

         +),*     I do desire  the  alternative  tax  treatment  provided for in
         .)-      Internal  Revenue  Code  Section  83(b)  and desire that forms for such purpose be forwarded to me.



* I acknowledge that the Company has suggested that before this block is checked that I check with a tax consultant of my choice.



Please furnish the following information for shareholder records:


------------------------------------                 ------------------------
(Given name and initial must be used                 Social Security Number
 for stock registry)                                 (if applicable)

------------------------------------                 ------------------------
                                                     Birth Date
                                                     Month/Day/Year

----------------------------                         ------------------------
                                                     Name of Employer

----------------------------                         ------------------------
Address (Zip Code)                                   Day phone number

United States Citizen:  Yes___ No___

              PROMPTLY NOTIFY THIS OFFICE OF ANY CHANGE IN ADDRESS.